SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 16, 1998.

                        Oakwood Mortgage Investors, Inc.
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                  (Exact name of registrant as specified in charter)


              North Carolina              333-58497            56-1886793
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           (State or other jurisdiction  (Commission           (IRS Employer
            of incorporation)            File Number)       Identification No.)

             7800 McCloud Road, Greensboro, North Carolina 27409-9634
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (336) 664-2400

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           (Former name or former address, if changed since last report.)


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    Item 5.       Other Events.

            On November 16, 1998, the Registrant entered into Amendment No. 1 to its Series 1998-C Pooling and Servicing Agreement (the "Amendment"), among the Registrant, Oakwood Acceptance Corporation, as Servicer and PNC Bank, National Association, as Trustee, amending the Pooling and Servicing Agreement, dated as of August 1, 1998 relating to the Registrant's Senior/Subordinated Pass-Through Certificates, Series 1998-C. A copy of the Amendment is included as Exhibit 4.1 hereto.


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    Exhibits

      4.1 Amendment No. 1 to the Series 1998-C Pooling and Servicing Agreement, dated as of November 16, 1998, by and among the Registrant, Oakwood Acceptance Corporation, as Servicer, and PNC Bank, National Association.



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



                                   Signatures


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



    November 16, 1998                           OAKWOOD MORTGAGE INVESTORS,
                                                  INC.

                                              By: /s/ Douglas R. Muir
                                                  -----------------------------
                                              Name:  Douglas R. Muir

                                              Title:  Vice President


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                                INDEX TO EXHIBITS





                                                                                               Page
                                                                                               ----
    4.1   Copy of Amendment No. 1 to the Series 1998-C Pooling
          and Servicing Agreement, dated as of November 16, 1998,
          by and among the Registrant, Oakwood Acceptance
          Corporation, as Servicer, and PNC Bank, National Association............................




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